UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

OPKO Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.	Miami,	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On June 22, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting and the corresponding votes.

1. All twelve nominees were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Against	Abstain	Broker Non-Votes
Phillip Frost, M.D.	379,317,162	74,045,929	182,371	103,821,645
Jane H. Hsiao, Ph.D.	376,333,526	74,783,417	2,428,516	103,821,645
Elias A. Zerhouni, M.D.	374,789,049	72,680,790	6,075,623	103,821,645
Steven D. Rubin	372,904,884	80,358,638	276,940	103,821,645
Gary J. Nabel, M.D., Ph.D.	344,928,159	75,168,839	33,448,464	103,821,645
Alexis Borisy	390,808,455	54,496,718	8,240,289	103,821,645
Richard M. Krasno, Ph.D.	443,928,010	6,849,617	2,767,835	103,821,645
Prem A. Lachman, M.D.	405,262,395	48,129,851	153,216	103,821,645
Roger J. Medel, M.D.	405,420,677	47,970,760	154,025	103,821,645
John A. Paganelli	370,203,909	80,525,601	2,815,952	103,821,645
Richard C. Pfenniger, Jr.	370,802,956	80,317,503	2,425,003	103,821,645
Alice Lin-Tsing Yu, M.D., Ph.D.	351,259,466	95,571,415	6,714,591	103,821,645

2. The stockholders voted to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s 2023 Proxy Statement for the Annual Meeting ("Say on Pay"). The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

437,636,656	14,823,803	1,085,003	103,821,645

3. The stockholders selected one year as the frequency with which the stockholders are provided a non-binding advisory vote on Say on Pay in future years. The votes on this proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

439,223,605	1,033,695	6,933,736	6,354,426	103,821,645

4. The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes

550,763,909	5,514,961	1,088,237	0

No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Steven D. Rubin
Date: June 23, 2023	Name:	Steven D. Rubin
	Title:	Executive Vice President-Administration